UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03         Material Modification to Rights of Special Holders.

On December 20, 2006, iStar Financial Inc. (“iStar”) issued a Consent Solicitation Statement soliciting the consents of the holders of iStar’s 7.000% Senior Notes due 2008, 4.875% Senior Notes due 2009, 6.000% Senior Notes due 2010, 5.125% Senior Notes due 2011, 6.500% Senior Notes due 2013 and 5.700% Senior Notes due 2014 (the “Notes”) to amend the Indentures, dated as of February 5, 2001, January 23, 2004, March 9, 2004 and March 30, 2004 (as supplemented or amended through December 20, 2006, the ‘‘Indentures’’), by and between the Company and U.S. Bank Trust National Association (successor in interest to State Street Bank and Trust Company), as the trustee (the ‘‘Trustee’’), upon the terms and subject to the conditions set forth in the Consent Solicitation Statement.  The purpose of the amendments is to conform most of the covenants in the Indentures to the covenants contained in the indentures governing senior notes issued by iStar since it achieved an investment grade rating from the three primary nationally recognized credit rating agencies.

iStar received the requisite consents to adopt the proposed amendments to the Indentures governing each series of Notes on January 9, 2007.  The consent solicitation expired at 5:00 p.m. January 9, 2007.  iStar and the Trustee executed the supplemental indentures adopting the proposed amendments, and the amendments became operative, as of January 9, 2007.

Copies of the Supplemental Indentures are attached as Exhibits 4.1 to 4.6.

ITEM 9.01         Financial Statements and Exhibits.

4.1	First Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.2	First Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.3	First Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.4	Thirteenth Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.5	Fourteenth Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.6	Fifteenth Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	January 16, 2007	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date:	January 16, 2007	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	First Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.2	First Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.3	First Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.4	Thirteenth Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.5	Fourteenth Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.
4.6	Fifteenth Supplemental Indenture dated January 9, 2007, by and between the Company and the Trustee.